Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-QSB of Full House Resorts, Inc. for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Andre M. Hilliou, Chief Executive Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: August 10, 2007	By:	/s/ ANDRE M. HILLIOU
Andre M. Hilliou
Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-QSB of Full House Resorts, Inc. for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”) I, Mark Miller, Chief Financial Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: August 10, 2007	By:	/s/ MARK MILLER
Mark Miller
Chief Financial Officer